Exhibit 10.2

PROCERA NETWORKS, INC.

AMENDMENT TO STOCK SUBSCRIPTION AGREEMENT

This Amendment to the Stock Subscription Agreement (“Amendment”), is made as of February __, 2006, between the undersigned subscriber (the “Subscriber”) and Procera Networks, Inc., a Nevada corporation (“Procera”).

Background Statement.

The Subscriber has previously entered into a Subscription Agreement with Procera relating to a commitment by the Subscriber to purchase registrable shares of Procera Common Stock at $0.40 per share (the “Subscription Agreement”) under the terms of an offering (the “Offering”) described in Procera’s Confidential Private Placement Memorandum, dated December 7, 2005 (the “Memorandum”). Procera has modified the terms of the Offering in accordance with a Supplement No. 1 dated February 7, 2006 (the “Supplement”). The Offering as amended as provided in the Supplement is hereinafter referred to as the “Amended Offering.” The parties desire to confirm the subscription of the Subscriber under the terms of the Amended Offering.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, the parties hereby agree as follows:
1.
The Subscriber confirms that the Subscriber has been given the opportunity by Procera to receive a full return of any payments, plus interest, made by Subscriber in connection with the Offering and Subscriber’s previously executed Subscription Agreement;

2.
The Subscriber confirms that the Subscriber has received and reviewed the Supplement and has had an opportunity to ask questions of, and receive answers from, appropriate representatives of Procera concerning the Supplement and the Amended Offering;

3.
The Registration Rights Agreement between Procera and the Subscriber that is attached to the Memorandum as Exhibit C, and is hereby amended to be consistent with the Supplement so that all dates contained in either of them referring to closings of the offering shall be deemed to refer to the offering described in the Memorandum as modified by the Supplement; and

4.	Except as specifically modified by the Supplement and this Amendment, all of the terms of the Amended Offering and of the Subscription Agreement are hereby confirmed.

Subject to acceptance by Procera, the undersigned has signed this Amendment to evidence the Subscriber’s agreement to subscribe for registrable shares of Procera common stock under the Amended Offering, the Subscription Agreement, and as described in this Amendment, this ___ day of February, 2006.

Subscriber

Procera has accepted the subscription as provided in this Amendment on the ___ day of February, 2006.

PROCERA NETWORKS, INC.

By:
Douglas Glader, CEO

[SIGNATURE PAGE TO AMENDMENT TO THE STOCK SUBSCRIPTION AGREEMENT]